23. Tax integral inflation adjustment	12 Months Ended
Dec. 31, 2019
Tax Integral Inflation Adjustment
Tax integral inflation adjustment

Pursuant to Law no. 27468, modified by Law no. 27430 as described in Note 24, to determine the amount of taxable net profits for fiscal years commencing January 1, 2018, the inflation adjustment calculated on the basis of the provisions set forth in the income tax law will have to be added to or deducted from the fiscal year’s tax result. This adjustment will only be applicable (a) if the variance percentage of the consumers price index (“IPC”) during the 36 months prior to fiscal year closing is higher than 100%, and (b) for the first, second, and third fiscal year as from January 1, 2018, if the accumulated IPC variance is higher than 55%, 30% or 15% of such 100%, respectively. The positive or negative tax inflation adjustment, depending on the case, corresponding to the first, second and third period commenced as from January 1, 2018, which must be calculated in case of verifying the statements on the foregoing paragraphs (a) y (b), shall be charged in a sixth for that fiscal period and the remaining five sixths, equally, in the immediately following fiscal periods.

At December 31, 2019, such conditions have been already met. Consequently, the current and deferred income tax have been booked in the fiscal year ended December 31, 2019, including the effects derived from the application of the tax inflation adjustment under the terms established by the income tax law.